UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2007
CHURCHILL DOWNS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Kentucky (State or Other Jurisdiction of Incorporation)	000-1469 (Commission File Number)	61-0156015 (IRS Employer Identification No.)
700 Central Avenue, Louisville, Kentucky 40208
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (502) 636-4400
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 2.01. Entry into Material Definitive Agreements; Completion of Acquisitions of Assets.
     On June 11, 2007, Churchill Downs Incorporated (“Churchill Downs”) and one of its wholly-owned subsidiaries, CDTIC Acquisition, LLC (“CDTIC”), entered into an Asset Purchase Agreement (the “BRIS Purchase Agreement”) with Bloodstock Research Information Services, Inc. (“Bris”), Brisbet, Inc. (“Brisbet”), Tsnbet, Inc. (“Tsnbet”), Thoroughbred Sports Network, Inc. (“TSN”) (each of Bris, Brisbet, Tsnbet, and TSN collectively, the “BRIS Seller”), Richard F. Broadbent, III, an individual, the Martha B. Mayer Trust, the Richard F. Broadbent, IV Trust, the John P. Broadbent Trust, the Allison P. Vandenhouten Trust (collectively, the “BRIS Selling Parties”) and Richard F. Broadbent, III, in his capacity as the “BRIS Seller Representative” (the BRIS Seller, the BRIS Selling Parties, Richard F. Broadbent, III and the BRIS Seller Representative, collectively, the “BRIS Parties”).
     Pursuant to the BRIS Purchase Agreement, CDTIC acquired certain assets and assumed certain liabilities of the BRIS Seller. Among other things, CDTIC acquired the business and operations of the BRIS Seller relating to (a) providing racing content, including handicapping and pedigree information and reports, and technological and other back office support services to customers engaged in the business of advance deposit wagering, and (b) maintaining and operating an internet and telephone-based advance deposit wagering business for consumers through its “brisbet.com” and “tsnbet.com” websites (the “BRIS Business”). The purchase price for the BRIS Business was $44.7 million in cash, subject to an adjustment based on working capital as of the closing date. The BRIS Purchase Agreement contains other customary representations, warranties and covenants, as well as customary mutual indemnification obligations.
     Also on June 11, 2007, Churchill Downs and CDTIC entered into an Asset Purchase Agreement (the “AmericaTab Purchase Agreement”) with AmericaTab, Ltd. (“AmericaTab”), Charles J. Ruma, an individual (Charles J. Ruma and AmericaTab, collectively, the “AmericaTab Seller”), Heartland Jockey Club, Ltd. (“Heartland”), River Downs Investment Co., Ltd. (“River Downs”) (Heartland and River Downs, collectively, the “AmericaTab Selling Parties”) and Charles J. Ruma, in his capacity as the “AmericaTab Seller Representative” (the AmericaTab Seller, the AmericaTab Selling Parties and the AmericaTab Seller Representative, collectively, the “AmericaTab Parties”).
     Pursuant to the AmericaTab Purchase Agreement, CDTIC acquired certain assets and assumed certain liabilities of the AmericaTab Seller. Among other things, CDTIC acquired the business and operations of the AmericaTab Seller relating to (a) providing licensing, information and technological and other back office support services to customers engaged in the business of advance deposit wagering, and (b) maintaining and operating an internet and telephone-based advance deposit wagering business for consumers through its “winticket.com” website (the “AmericaTab Business”). The purchase price for the AmericaTab Business was $35.3 million in cash, plus earn-out payments of up to an additional aggregate amount of $7 million over a five year period following closing based on meeting certain minimum levels of handle. The AmericaTab Purchase Agreement contains other customary representations, warranties and covenants, as well as customary mutual indemnification obligations.

     A copy of the BRIS Purchase Agreement and AmericaTab Purchase Agreement are attached to, and are incorporated by reference in, this Current Report on Form 8-K as Exhibits 2.1 and 2.2, respectively. The foregoing description of the BRIS Purchase Agreement and AmericaTab Purchase Agreement is qualified in its entirety by reference to the full text of the BRIS Purchase Agreement and AmericaTab Purchase Agreement. A copy of the press release issued by Churchill Downs today announcing these transactions is attached to, and incorporated by reference in, this Current Report on Form 8-K, as Exhibit 99.1.
     The summary disclosure above and the BRIS Purchase Agreement and AmericaTab Purchase Agreement attached to this Current Report on Form 8-K as Exhibits 2.1 and 2.2, respectively, are being furnished to provide information regarding certain of the terms of the BRIS Purchase Agreement and AmericaTab Purchase Agreement. No representation, warranty, covenant or agreement described in the summary disclosure or contained in the BRIS Purchase Agreement or AmericaTab Purchase Agreement is, or should be construed as, a representation or warranty by Churchill Downs to any investor or covenant or agreement of Churchill Downs with any investor. The representations, warranties, covenants and agreements contained in the BRIS Purchase Agreement are solely for the benefit of Churchill Downs and the BRIS Parties, may represent an allocation of risk between the parties, may be subject to standards of materiality that differ from those that are applicable to investors and may be qualified by disclosures between the parties. The representations, warranties, covenants and agreements contained in the AmericaTab Purchase Agreement are solely for the benefit of Churchill Downs and the AmericaTab Parties, may represent an allocation of risk between the parties, may be subject to standards of materiality that differ from those that are applicable to investors and may be qualified by disclosures between the parties.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed with this Report:

Exhibit 2.1	Asset Purchase Agreement, dated as of June 11, 2007, between Churchill Downs Incorporated, CDTIC Acquisition, LLC, Bloodstock Research Information Services, Inc., Brisbet, Inc., Tsnbet, Inc., Thoroughbred Sports Network, Inc., Richard F. Broadbent, III, in his capacity as a shareholder and authorized shareholder agent, Martha B. Mayer Trust, Richard F. Broadbent, IV Trust, John P. Broadbent Trust and Allison P. Vandenhouten Trust, by Richard F. Broadbent, III as authorized signatory, and Richard F. Broadbent, III, in his capacity as the “Seller Representative”.*
Exhibit 2.2	Asset Purchase Agreement, dated as of June 11, 2007, between Churchill Downs Incorporated, CDTIC Acquisition, LLC, AmericaTab, Ltd., Charles J. Ruma, Heartland Jockey Club, Ltd., River Downs Investment Co., Ltd., and Charles J. Ruma, in his capacity as the “Seller Representative”.*
Exhibit 99.1	Press release of Churchill Downs Incorporated dated June 12, 2007.

* All schedules and exhibits to this Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
Date: June 12, 2007	By:	/s/ Michael W. Anderson
Vice President, Corporate Finance and Treasurer
(Principal Financial and Accounting Officer)